SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 5, 2005

FindWhat.com, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 5, 2005, FindWhat.com, Inc. (the “Company”) issued a press release entitled, “FindWhat.com Announces First Quarter 2005 Results” regarding, among other things, its financial results for the three months ended March 31, 2005, and held a Management Conference Call to discuss these results and the outlook of the Company. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b)      As noted above, on May 5, 2005 the Company issued a press release entitled “FindWhat.com Announces First Quarter 2005 Results” in which it disclosed its acceptance of the resignation of Brenda Agius from the position of Chief Financial Officer of the Company effective May 4, 2005. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c)      Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 5, 2005, entitled “FindWhat.com Announces First Quarter 2005 Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FindWhat.com, Inc.

Date: May 5, 2005	By:	/s/ Phillip R. Thune
Phillip R. Thune
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 5, 2005, entitled “FindWhat.com Announces First Quarter 2005 Results.”